UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2012

CVR PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35120	56-2677689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2277 Plaza Drive, Suite 500 Sugar Land, Texas 77479 (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 207-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

CVR Energy, Inc. (“CVR Energy”) is the sole member of CVR GP, LLC, the general partner of CVR Partners, LP (the “Partnership”). In addition, CVR Energy owns approximately 70% of the common units representing limited partner interests of the Partnership.

On April 23, 2012, CVR Energy filed an amendment to its Solicitation/Recommendation Statement of Schedule 14D-9 (the “Amendment to Schedule 14D-9”) with the Securities and Exchange Commission (the “SEC”) relating to the tender offer (as amended through the date hereof) by IEP Energy LLC, a Delaware limited liability company, which is a wholly owned subsidiary of Icahn Enterprises Holdings L.P., a Delaware limited partnership (“Icahn Enterprises Holdings”), and by Icahn Enterprises Holdings as a co-bidder, along with other entities affiliated with Carl C. Icahn who may be deemed to be co-bidders, to purchase all of the issued and outstanding shares of CVR Energy’s common stock, par value $0.01 per share (the “Common Stock”), including the associated rights to purchase shares of Series A Preferred Stock (the “Rights,” and together with the shares of Common Stock, “Shares”), at a price of $30.00 per Share in cash, without interest and less any applicable withholding taxes, and one non-transferable contingent cash payment right per Share (such tender offer, as amended through the date hereof, the “Offer”). The Amendment to Schedule 14D-9 contained the forecasted information summarized below.

Financial Forecasts

In evaluating the Offer, management of CVR Energy prepared certain financial forecasts and provided them to the board of directors of CVR Energy (the “Board”) and its advisors. A summary of the forecasts was included in the Amendment to Schedule 14D-9 and is set forth below. CVR Energy’s management prepared the forecasts in February 2012 (using CVR Energy’s balance sheet as of December 31, 2012) (the “Forecasts”), and updated them in April 2012 to reflect (1) estimated actual operating and financial results for the first fiscal quarter of 2012 (using CVR Energy’s estimated balance sheet as of March 31, 2012), including additional crude oil hedges related to future periods, (2) adjustments relating to Wynnewood matters and (3) other incremental month-to-month changes (the Forecasts, so updated, the “April Updates”). The Forecasts and the April Updates constitute forward-looking statements. See “Cautionary Statement Concerning Forward-Looking Information” below.

CVR Energy’s internal financial projections, upon which the Forecasts and the April Updates were based, are subjective in many respects. There can be no assurance that the Forecasts and the April Updates will be realized or that actual results will not be significantly higher or lower than projected. The Forecasts and the April Updates also cover multiple years and such information by its nature becomes subject to greater uncertainty with each successive year. Economic and business environments can and do change quickly, which adds an additional significant level of uncertainty as to whether the results portrayed in the Forecasts and the April Updates will be achieved.

In addition, the Forecasts and the April Updates were not prepared with a view toward public disclosure or toward complying with generally accepted accounting principles in the

United States (which we refer to as GAAP), the published guidelines of the SEC regarding projections and the use of non-GAAP financial measures, or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. Neither CVR Energy’s nor the Partnership’s independent registered public accounting firm, nor any other independent accountants, have compiled, examined, or performed any procedures with respect to the Forecasts and the April Updates, nor have they expressed any opinion or any other form of assurance on such information or its achievability. In particular, the Forecasts and the April Updates contain measurements of EBITDA, which is defined as earnings before interest, taxes, depreciation, amortization, and certain one-time gains, charges, and expenses, is a non-GAAP financial measure and should not be considered as an alternative to operating income or net income as a measure of operating performance or cash flow or as a measure of liquidity.

The Forecasts and the April Updates were based on numerous variables and assumptions that are inherently uncertain and may be beyond the control of CVR Energy. CVR Energy believes the assumptions that its management used as a basis for the Forecasts and the April Updates were reasonable at the time management prepared the Forecasts and the April Updates, taking into account the relevant information available to management at the time. Numerous factors may affect actual results and cause the Forecasts and the April Updates not to be achieved including those described under “Cautionary Statement Concerning Forward-Looking Information” below. In addition, the Forecasts also reflect assumptions that are subject to change and, except for the specific changes made in the April Updates, do not reflect revised prospects for CVR Energy’s business, changes in general business or economic conditions, or any other transaction or event that has occurred or that may occur after the date the Forecasts were prepared and that was not anticipated at the time the Forecasts were prepared. Accordingly, there can be no assurance that the Forecasts and the April Updates will be realized or that future financial results will not materially vary from the Forecasts and the April Updates.

Some or all of the assumptions that have been made regarding, among other things, the timing of certain occurrences or impacts, may have changed since the date the Forecasts and the April Updates were prepared. As the Forecasts and the April Updates are not those of the Partnership, the Partnership disclaims any obligation to update or otherwise revise the Forecasts and the April Updates. These considerations should be taken into account in reviewing the Forecasts and the April Updates which were prepared as of an earlier date.

The Forecasts and the April Updates were prepared for and considered by the Board. They were not prepared for or reviewed by the Partnership or its general partner. Therefore, the information included in the Forecasts and the April Updates related to the Partnership does not necessarily represent the views of the Partnership or its general partner.

The following is a summary of the April Updates prepared by management of CVR Energy and provided to the Board and its advisors:

	2012E	2013E	2014E	2015E	2016E
Consolidated EBITDA	$792	$767	$716	$646	$633
Consolidated Adjusted EBITDA	$908	$769	$722	$696	$723
Refining EBITDA	$670	$586	$566	$490	$492
Refining Adjusted EBITDA	$781	$588	$568	$540	$576
Refining capital expenditures	$181	$134	$125	$124	$84
Pre-tax CVR Partners cash distributions	$138	$142	$152	$133	$136

Note: EBITDA figures reflect forecasted earnings before interest, taxes, depreciation and amortization and include the addition of unrealized hedging losses and the deduction of unrealized hedging gains (“EBITDA”). Adjusted EBITDA figures add back turnaround expense (“Adjusted EBITDA”). Consolidated EBITDA includes 100% of CVR Partners EBITDA. Pre-tax CVR Partners distributions represent 100% of projected CVR Partners cash distributions.

Cautionary Statement Concerning Forward-Looking Information

This Current Report on Form 8-K, including the Forecasts, may contain forward-looking statements, including statements about the outlook and prospects for CVR Energy, the Partnership and industry growth, as well as statements about CVR Energy’s and the Partnership’s future financial and operating performance. They only represent CVR Energy’s current expectations, estimates, and projections regarding future events. CVR Energy’s and the Partnership’s actual results and financial condition may differ, perhaps materially, from the anticipated results and financial condition in any such forward-looking statements. These forward-looking statements are inherently subject to significant business, economic, and competitive uncertainties and contingencies, many of which are difficult to predict and beyond CVR Energy’s and the Partnership’s control. For more information concerning the risks and other factors that could affect CVR Energy’s and the Partnership’s future results and financial condition, see “Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operation” in CVR Energy’s most recent annual report on Form 10-K as filed with the SEC, and “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Partnership’s annual report on Form 10-K and any other filings the Partnership makes with the SEC. The Partnership assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and will not, except to the extent required by applicable law or regulation, be deemed filed by the Partnership for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor will any of such information or exhibits be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2012

CVR PARTNERS, LP

By: CVR GP, LLC, its general partner

By:	/s/ Edmund S. Gross
Edmund S. Gross Senior Vice President, General Counsel and Secretary